Revenue (Notes)	12 Months Ended
Dec. 31, 2019
Disclosure of revenue from contracts with customers [Abstract]
Revenue	Revenue
A. Disaggregation of Revenue
The majority of the Corporation's revenues are derived from the sale of physical power, capacity and environmental attributes, leasing of power facilities, and from energy marketing and trading activities, which the Corporation disaggregates into the following groups for the purpose of determining how economic factors affect the recognition of revenue.

Year ended Dec. 31, 2019	Canadian Coal	US Coal	Canadian Gas	Australian Gas	Wind and Solar	Hydro	Energy Marketing	Corporate	Total
Revenues from contracts with customers	395	10	205	87	244	142	—	—	1,083
Revenue from leases(1)	65	—	—	65	—	—	—	—	130
Revenue from derivatives	(17)	160	2	—	18	—	129	4	296
Government incentives	—	—	—	—	8	—	—	—	8
Revenue from other(2)	373	401	2	8	42	14	—	(10)	830
Total revenue	816	571	209	160	312	156	129	(6)	2,347

Revenues from contracts with customers
Timing of revenue recognition
At a point in time	41	10	—	—	27	—	—	—	78
Over time	354	—	205	87	217	142	—	—	1,005
Total revenue from contracts with customers	395	10	205	87	244	142	—	—	1,083
(1) Total rental income, including contingent rent related to certain PPAs and other long-term contracts that meet the criteria of operating leases.
(2) Includes merchant revenue and other miscellaneous.

Year ended Dec. 31, 2018	Canadian Coal	US Coal	Canadian Gas	Australian Gas	Wind and Solar	Hydro	Energy Marketing	Corporate	Total
Revenues from contracts with customers	517	9	224	91	206	132	—	—	1,179
Revenue from leases(1)	68	—	—	68	27	7	—	—	170
Revenue from derivatives	(1)	115	4	—	(20)	—	67	—	165
Government incentives	—	—	—	—	16	—	—	—	16
Revenue from other(2)	328	318	4	6	53	17	—	(7)	719
Total revenue	912	442	232	165	282	156	67	(7)	2,249

Revenues from contracts with customers
Timing of revenue recognition
At a point in time	38	9	—	—	18	—	—	—	65
Over time	479	—	224	91	188	132	—	—	1,114
Total revenue from contracts with customers	517	9	224	91	206	132	—	—	1,179
(1) Total rental income, including contingent rent related to certain PPAs and other long-term contracts that meet the criteria of operating leases (2017 - $247 million).
(2) Includes merchant revenue and other miscellaneous.
B. Contract Liabilities
The Corporation has recognized the following revenue-related contract liabilities:

Contract liabilities	2019	2018
Balance, beginning of the year	88	62
IFRS 16 and 15 transition adjustments(1)	15	17
Amounts transferred to revenue included in opening balance	(10)	(10)
Consideration received	5	13
Increases due to interest accrued and expensed during the period	5	6
Contract termination associated with the purchase of Keephills 3 (Note 4(D))	(88)	—
Balance, end of year	15	88
Current portion	1	8
Long-term portion	14	80
(1) In 2019, on transition to IFRS 16 some contracts that were previously considered leases under IAS 17 did not meet the definition of a lease under IFRS 16 and therefore were assessed under IFRS 15 and balances were transferred from deferred revenue to contract liabilities. In 2018, this adjustment related to the significant financing component added on adoption of IFRS 15.

Contract liabilities in 2018 were primarily comprised of consideration received from the Corporation’s Keephills 3 joint operation partner, Capital Power, for which the Corporation had a future obligation to transfer goods and services to Capital Power under the contract. On closing of the Keephills 3 and Genesee 3 swap, wherein the Corporation acquired Capital Power's 50 per cent ownership interest in Keephills 3 and sold its 50 per cent ownership interest in Genesee 3, the agreement with Capital Power was terminated and the Corporation no longer had any further performance obligations and the related contract liability balance was recognized in net earnings.

The remaining contract liabilities outstanding at Dec. 31, 2019, primarily relate to prepayments relating to the Corporation's New Richmond and Bone Creek facilities where the Corporation still has to fulfil its performance obligations.

C. Remaining Performance Obligations
The following disclosures regarding the aggregate amounts of transaction prices allocated to remaining performance obligations (contract revenues that have not yet been recognized) for contracts in place at the end of the reporting period exclude revenues related to contracts that qualify for the following practical expedients:
▪The Corporation recognizes revenue from the contract in an amount that is equal to the amount invoiced where the amount invoiced represents the value to the customer of the service performed to date. Certain of the Corporation’s contracts at some of its wind, hydro, gas and solar facilities, and within its commercial and industrial business, qualify for this practical expedient. For these contracts, the Corporation is not required to disclose information about the remaining unsatisfied performance obligations.
▪Contracts with an original expected duration of less than 12 months.

Additionally, in many of the Corporation’s contracts, elements of the transaction price are considered constrained, such as for variable revenues dependent upon future production volumes that are driven by customer or market demand or market prices that are subject to factors outside the Corporation’s influence. Future revenues that are related to constrained variable consideration are not included in the disclosure of remaining performance obligations until the constraints are resolved. Further, adjustments to revenue to recognize a significant financing component in a contract are not included in the amounts disclosed for remaining performance obligations.

As a result, the amounts of future revenues disclosed below represent only a portion of future revenues that are expected to be realized by the Corporation from its contractual portfolio.
Canadian Coal
At Dec. 31, 2019, the Corporation has PPAs with the Balancing Pool for capacity and electricity from two of its coal plants, as dispatched, with contract end dates of Dec. 31, 2020. All generation produced is delivered for the benefit of the customer. Certain sources of revenue under one PPA contract are accounted for as a lease and are excluded from these disclosures. Pricing is comprised of multiple components, of both fixed and variable nature, consisting of a capacity payment based on a return of capital, availability payments (from or to the customer) based on the 30-day rolling average pool price and actual availability of the plant as compared to targeted availability specified in the PPAs, recovery of regulatory pass-through costs, and payments for delivery of energy based on the variable cost of producing the energy. Energy-related payments are variable depending on output from the plant, which is dependent upon market demand and the operational ability of the plant. Revenues are generally recognized over time, on a monthly basis. Future revenues that are based upon variable consideration are considered to be fully constrained and are excluded from these disclosures.

The Corporation also has several contracts for sale of byproducts of coal combustion from certain of its coal plants. The contracts range in duration from one to three years. Generally, revenues vary based on market prices that are subject to factors outside of the Corporation’s control, and the quantities delivered and sold, which are ultimately dependent upon customer demand. These variable revenues are considered to be fully constrained, and will be recognized at a point in time as the performance obligation, the delivery of byproducts, is satisfied. Accordingly, these revenues are excluded from these disclosures.

The Corporation has a contract, commencing in late 2023, for the sale of capacity and electricity, exercisable at the option of the customer, under which the Corporation will receive a fixed capacity payment and variable energy payments based on production.

Estimated future revenues related to the remaining performance obligations for these contracts as of Dec. 31, 2019, are approximately $452 million, of which the Corporation expects to recognize approximately $116 million over the next fiscal year and on average, between $5 million to $10 million in 2023 and $40 million to $45 million annually thereafter for the duration of the contracts.

US Coal
The Corporation’s long-term contract for the sale of electricity produced at its US Coal plant is considered a derivative and is designated as an all-in-one hedge. Accordingly, while revenues for electricity delivered to the customer are recognized pursuant to the contractual terms, the revenues are not accounted for under IFRS 15 and the contract has been excluded from any required IFRS 15 disclosures.

The Corporation also has a contract for the sale of byproducts of coal combustion from its US Coal plant. Generally, revenues vary based on market prices that are subject to factors outside of the Corporation’s control, and the quantities delivered and sold, which are ultimately dependent upon customer demand. These variable revenues are considered to be fully constrained, and will be recognized at a point in time as the performance obligation, the delivery of byproducts, is satisfied. Accordingly, these revenues are excluded from these disclosures.

Canadian Gas
At Dec. 31, 2019, the Corporation has contracts with customers to deliver energy services from one of its gas plants in Ontario. The contracts all consist of a single performance obligation requiring the Corporation to stand ready to deliver electricity and steam. A summary of the key terms of these contracts is set out below.

The energy supply agreements require specified amounts of steam to be delivered to each customer, and have pricing terms that include fixed and variable charges for electricity, capacity and steam, as well as a true-up based on contractual minimum volumes of steam. The steam reconciliation is based on an estimate of the customer’s steam volume taken and the contractual minimum volume, and various factors including the annual average market price of electricity and the average locally posted and index prices of natural gas, as well as transportation. For steam volumes not taken by the customer, a revenue-sharing mechanism provides for sharing of revenues earned by the Corporation using that steam to generate and sell electricity. Capacity and electricity pricing vary from contract to contract and are subject to annual indexation at varying rates. Electricity and steam delivered is ultimately dependent upon customer requirements, which is outside of the Corporation’s control. The variable revenues under the contracts are considered to be fully constrained. Accordingly, these revenues are excluded from these disclosures. The Corporation expects to recognize revenue as it delivers electricity and steam until the completion of the contract in late 2022.
At the same gas plant, the Corporation has a contract with the local power authority with fixed capacity charges that are adjusted for seasonal fluctuations, steam demand from the plant’s other customers and for deemed net revenue related to production of electricity into the market. As a result, revenues recognized in the future will vary as they are dependent upon factors outside of the Corporation’s control and are considered to be fully constrained. Accordingly, these revenues are excluded from these disclosures. The Corporation expects to recognize such revenue as it stands ready to deliver electricity until the completion of the contract term on Dec. 31, 2025.

At Dec. 31, 2019, the Corporation had contracts with customers to deliver steam, hot water and chilled water from one of its other gas plants in Ontario, extending through 2023. Prices under these contracts are at fixed base amounts per gigajoule and are subject to escalation annually for both gas prices and inflation. The contracts include minimum annual take-or-pay volumes.

Estimated future revenues related to the remaining performance obligations for these contracts as of Dec. 31, 2019, are approximately $18 million in total, of which the Corporation expects to recognize between approximately $4 million to $6 million annually for the duration of the contracts.

The practical expedient allowing the recognition of revenue from the contract in an amount that is equal to the amount invoiced is applied to some of the Corporation’s other gas facilities’ contracts in Ontario; accordingly, disclosures related to remaining performance obligations are not provided for these contracts.

Australian Gas
At Dec. 31, 2019, the Corporation has PPAs with customers to deliver electricity from its gas plants located in Australia. One contract is considered to be a lease and is excluded from these disclosures. The PPAs generally call for all available generation to be provided to customers. Pricing terms include fixed and variable price components for delivered electricity and fixed capacity payments. Prices may be subject to true-up adjustments for deviations from expected heat rates and are subject to various escalators to reflect inflation. Electricity delivered is ultimately dependent upon customer requirements, which is outside of the Corporation’s control. These variable revenues for electricity delivered are considered to be fully constrained, and will be recognized at a point in time as the performance obligation, the delivery of electricity, is satisfied. Accordingly, these revenues are excluded from these disclosures. The contracts have durations that range from 2021 to 2042.

Estimated future revenues related to the remaining performance obligations for these contracts as of Dec. 31, 2019, are approximately $2,095 million, of which the Corporation expects to recognize approximately $223 million in total over the next three fiscal years and on average, between approximately $80 million to $110 million annually thereafter for the duration of the contracts.

Wind and Solar
At Dec. 31, 2019, the Corporation had long-term contracts with customers to deliver electricity and the associated renewable energy credits from three wind farms located in Alberta, Minnesota and Quebec, for which the invoice practical expedient is not applied. The PPAs generally require all available generation to be provided to customers at fixed prices, with certain pricing subject to annual escalations for inflation. The Corporation expects to recognize such amounts as revenue as it delivers electricity over the remaining terms of the contracts, until 2024, 2034 and 2033, respectively. Electricity delivered is ultimately dependent upon the wind resource, which is outside of the Corporation’s control. Amounts delivered, and therefore revenue recognized, in the future will vary. These variable revenues for electricity delivered are considered to be fully constrained, and will be recognized at a point in time as the performance obligation, the delivery of electricity, is satisfied. Accordingly, these revenues are excluded from these disclosures. The Corporation also has contracts to sell renewable energy certificates generated at merchant wind facilities and expects to recognize revenues as it delivers the renewable energy certificates to the purchaser over the remaining terms of the contracts, from 2020 through 2024.

Estimated future revenues related to the remaining performance obligations for these contracts as of Dec. 31, 2019, are approximately $8 million, of which the Corporation expects to recognize between approximately $1 million to $2 million annually through to contract expiry.

The practical expedient allowing the recognition of revenue from the contract in an amount that is equal to the amount invoiced is applied to wind energy contracts in Ontario, New Brunswick, Quebec and Wyoming, and for all solar contracts; accordingly, disclosures related to remaining performance obligations are not provided for these contracts.
Hydro
At Dec. 31, 2019, the Corporation has a PPA with the Balancing Pool to provide the capacity of 12 hydro plants throughout the province of Alberta. The capacity payment is fixed on an annual basis. As part of the PPA, the Corporation also has a financial obligation to the Balancing Pool determined on the basis of notional quantities of electricity delivered and the pool price for the period. The Corporation expects to recognize revenue as it makes capacity available to the customer until completion of the contract term at Dec. 31, 2020. The Corporation also has contracts for blackstart services at specific hydro plants, which conclude in 2020, and a contract with the Government of Alberta to manage water on the Bow River for flood and drought mitigation purposes, which concludes in 2021.

Estimated future revenues related to the remaining performance obligations for these contracts as of Dec. 31, 2019, are approximately $72 million, which the Corporation expects to recognize in the next two fiscal years.

The practical expedient allowing the recognition of revenue from the contract in an amount that is equal to the amount invoiced is applied to all hydro energy contracts in Ontario, British Columbia and Washington; accordingly, disclosures related to remaining performance obligations are not provided for these contracts.